UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 3, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    001-13279                95-4647021
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                 6001 36th Avenue West                           98203-1264
                  Everett, Washington                            (Zip Code)
                     www.unova.com
(Address of principal executive offices and internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On February 7, 2005, UNOVA, Inc. (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.05   Costs Associated with Exit or Disposal Activities

On February 3, 2005, the Company's Board of Directors adopted a resolution confirming a divestiture plan for its Industrial Automation Systems segment ("IAS"). The Board directed management to pursue such a plan at the Board's previous meeting. Management presented the plan after determining that IAS was no longer aligned with the Company's long-term strategy and it was appropriate to divest it.

The Company intends to sell IAS as a going concern in 2005, either through a sale of the segment as a whole or through sales of its major divisions. It has reported IAS as a discontinued operation as of December 31, 2004, for financial statement purposes.

At this time, the Company estimates the cash expenditures that will be incurred in selling IAS will not exceed $5 million. Actual cash expenditures related to the sale of IAS may differ from the Company's current estimates based on negotiations and activities required in the sale process.

The Company performed an impairment assessment of the long-lived assets of IAS in the fourth quarter of 2004, based on the most current information available regarding its estimated fair value. As a result, the Company recognized non-cash impairment charges in the aggregate amount of $104.1 million pre-tax ($103.2 million after-tax). Those charges include $63.3 million to write off goodwill related to the Cincinnati Lamb division of IAS and $40.8 million to write down the Cincinnati Lamb division's assets to net realizable value, which is net of estimated expenditures related to the sale of Cincinnati Lamb.

Item 2.06   Material Impairments

The information provided in Item 2.05 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number          Description
-------         -----------
99.1            Press Release issued by the Company dated February 7, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  UNOVA, INC.



                                                  By:    /s/ Michael E. Keane
                                                      --------------------------
                                                           Michael E. Keane
                                                      Senior Vice President and
                                                        Chief Financial Officer


February 7, 2005